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                                                                Exhibit 10.22(e)


UNITED STATES PATENT [19]                     [11] PATENT NUMBER:      5,744,445
JAYNES ET AL.                                 [45] DATE OF PATENT: APR. 28, 1998
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[54] METHOD OF TREATING PULMONARY DISEASE STATES WITH NON-NATURALLY OCCURRING
     AMPHIPATHIC PEPTIDES

[75] Inventors:  JESSE M. JAYNES, Baton Rouge, La; GORDON R. JULIAN, Cary, N.C.

[73] Assignee:   DEMETER BIOTECHNOLOGIES, LTD., Durham, N.C.

[21] Appl. No.:  457,798

[22] Filed:      JUN. 1, 1995

                         RELATED U.S. APPLICATION DATA

[63] Continuation of Ser. No. 39,620, Jun. 4, 1993, abandoned.

[51] INT. CL.(6) ............................ A61K 38/00; A61K 38/10; A61K 38/16

[52] U.S. CL. ........................................... 514/12; 514/13; 514/14

[58] FIELD OF SEARCH ............................................ 514/12, 13, 14

[56]                            REFERENCES CITED

                             U.S. PATENT DOCUMENTS

     4,355,104    10/1982    Hultmark et al. ............................ 435/70
     4,520,015     5/1985    Hultmark et al. ............................ 514/12
     4,810,777     3/1989    Zasloff ................................... 530/326
     5,186,166     2/1993    Riggs et al. ........................... 128/203.15
     5,254,535    10/1993    Zasloff et al. ............................. 514/12

                               OTHER PUBLICATIONS

MP Search Abstracts of WO 901 2826, Jaywes (Nov. 1990). Jaynes, J.M., et al, "In Vitro Cytocidal Effect of Lytic Peptides on Several Transformed Mammalian Cell Lines," Peptide Research, 2: 157-160 (1989).

Jaynes, J.M., "Lytic Peptides Portned an Innovative Age in the Management and Treatment of Human Disease", Drug News and Perspectives, 3: 69-78 (1990).

Akerfeldt, et al., "Synthetic Peptides as Models for Ion Channel Proteins," Acc. Chem. Res., 26: 191-197 (1993).

Collins, F.S., "Cystic Fibrosis: Molecular Biology and Therapeutic Implications," Science 256: 774-779 (1992).

Jaynes, J.M., et al. "In Vitro Effect of Novel Lytic Peptides on Plasmodium Falciparium and Trypanosoma Cruzi," Faseb J. 2: 2878-2883 (1988).

Gorecki, M. et al, "Non Cationic Substrates of Trypsin," Biochem. and Biophys. Res. Comm. 29 (2): 189-193 (1967).

Higgins, C.F., et al, Nature 262; 250-255 (1993).

Wong, W.S.D., et al "Pyridine Borane as a Reducing Agent for Proteins," Anal. Biochem. 139: 58-67 (1984).

Reed, W. A., et al, "Enhanced In Vitro Growth Of Murine Fibroblast Cells and Preimplantation Embroyos Cultured in Medium Supplemented with an Amphipathic Peptide," Molecular Reproduction and Development 31: 106-113 (1992).

Arrowood, M. J., et al. "Hemolytic Properties of Lytic Peptides Active Against the Sporozites of Cryptosporidium Parvium," J. Protozool. 38: 161s-163s (1991).

Primary Examiner - Cecilia J. Tsang
Assistant Examiner - Bennett Celsa
Attorney, Agent, or Firm - Rothwell, Figg, Ernst & Kurz

[57]                                ABSTRACT

A method of treating pulmonary disease states, e.g., a disease state selected from the group consisting of: cystic fibrosis, neoplasias, bronchogenic cancers, pneumonia, bronchitis, bronchopulmonary viral infections, and bronchopulmonary microbial infections, comprising delivery of an amphipathic non-naturally occurring peptide to an appropriate corporeal site, e.g., pulmonary and/or gastrointestinal loci, to effectively treat such diseases. In a further specific aspect, the invention contemplates a method of treating cystic fibrosis by delivery of lytic, amphipathic non-naturally occurring peptides to pulmonary loci, thereby effecting treatment of bronchopulmonary microbial infections associated with cystic fibrosis through lysis of pathogenic bacteria. Peptides delivered to a gastrointestinal locus preferably are non-lytic, so as not to affect normal gastrointestinal flora, and preferably are chemically modified to confer enhanced proteolytic resistance for an oral method of delivery. Peptides delivered to a pulmonary locus advantageously exhibit lytic activity and do not require chemical modification for proteolytic resistance. The delivery of the peptide to a pulmonary locus may for example be effected by use of a nebulizer device.

                             20 CLAIMS, NO DRAWINGS